EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF AMAZONICA CORP

In connection with the accompanying Annual Report on Form 10-K of Amazonica Corp for the period ending April 30, 2014, the undersigned, Michael Soursos, President and Chief Executive Officer, principal accounting officer and principal financial officer, of Amazonica Corp, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the quarter ended April 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Annual Report on Form 10-K for the quarter ended April 30, 2014 fairly presents, in all material respects, the financial condition and results of operations of Amazonica Corp.

Date: August 7, 2014	/s/ Michael Soursos
Michael Soursos
President and Chief Executive Officer,
principal accounting officer and principal financial officer